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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 22, 1999


                             INFOCURE CORPORATION
                             --------------------
              (exact name of registrant as specified in chapter)


         Delaware                     001-12799                   58-2271614
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(State or other jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)


1765 The Exchange, Suite 500 Atlanta, GA                              30339
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(Address of principal executive office)                             (zip code)


      Registrant's telephone number, including area code:    770-221-9990
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                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)
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                                   Contents
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                                                                            Page

Item 5:  Other Events......................................................   3

Item 7:  Financial Statements and Exhibits.................................   3

Signatures.................................................................   4

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Item 5.  Other Events.

     On December 15, 1999, InfoCure Corporation ("InfoCure") acquired VitalWorks, Inc. for a combination of cash and stock. InfoCure paid $2.0 million and issued to the former shareholders of VitalWorks 300,000 shares of InfoCure's common stock in connection with the acquisition. InfoCure acquired VitalWorks as part of its strategy to deliver healthcare information technology to physicians as an Application Service Provider, or "ASP." InfoCure plans to form VitalWorks.com, which will operate as a wholly-owned subsidiary of InfoCure and will contain the operations of VitalWorks. In addition, InfoCure will contribute to VitalWorks.com the business of those specialty practices that are most likely to adopt the ASP model. InfoCure intends to conduct an initial public offering of up to 20% of the stock of VitalWorks.com during the first or second quarter of 2000.

     InfoCure has teamed with Hewlett-Packard Company and Qwest Communications International, Inc. to enable InfoCure to offer its VitalWorks practice management software as an ASP to physicians and healthcare practices.


Item 7.  Financial Statements and Exhibits.

         (b)   Exhibits

               The following exhibits are filed herewith:

Exhibit    Description
-------    -----------

 99.1 Press release dated December 22, 1999 announcing the acquisition of VitalWorks to offer healthcare information technology as an Application Service Provider via the Internet

 99.2 Press release dated December 22, 1999 announcing the planned formation of VitalWorks.com, an Application Service Provider subsidiary, and a proposed initial public offering of the common stock of VitalWorks.com

 99.3 Press release dated December 22, 1999 announcing teaming with Hewlett-Packard Company and Qwest Communications International, Inc.

 99.4      Asset Purchase Agreement dated December 15, 1999

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       INFOCURE CORPORATION
                                       (Registrant)



Date:  December 22, 1999               by: /s/ Frederick L. Fine
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                                           Frederick L. Fine
                                           President/CEO

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